                                   FIRST AMENDMENT
                         TO AGREEMENT OF LIMITED PARTNERSHIP
                                          OF
                     BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.

          THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP, dated as of December 31, 1997, is entered into by and among BURNHAM PACIFIC PROPERTIES, INC., a Maryland corporation, as the General Partner, BURNHAM PACIFIC L.P., INC., as a continuing Limited Partner ("BPLP"), the entities designated as "CONTRIBUTORS" on Exhibit A (the "Contributors"), as incoming and withdrawing limited partners, HPBA, LLC ("HPBA") and HPBA II, LLC ("HPBAII"), both Delaware limited liability companies, as incoming and withdrawing limited partners, HPBA INC. and HPBA II INC., both California corporations, as incoming and withdrawing partners, GSF ASSOCIATES, L.L.C. ("GSF") and GSF II ASSOCIATES, L.L.C. ("GSF II"), both Delaware limited liability companies, as incoming and withdrawing partners, and the persons and entities listed as "EXISTING PARTNERS" on Exhibit B (the "Existing Partners").

                                       RECITALS

          A. The General Partner and BPLP are the initial partners of Burnham Pacific Operating Partnership, L.P. (the "Operating Partnership"), a Delaware limited partnership operated pursuant to that certain Agreement of Limited Partnership of the Operating Partnership dated as of November 14, 1997 (the "Operating Partnership Agreement"), and the General Partner has authority to execute the First Amendment on behalf of any other parties heretofore admitted as Partners of the Operating Partnership.

          B. The parties to this First Amendment desire to amend the provisions of the Operating Partnership Agreement, effective as of the date first written above, (i) to provide for the contribution of the Properties by the Contributors to the Operating Partnership, the transfer by the Operating Partnership of the Contribution Consideration and rights to receive Additional Equity Value and Additional Consideration to the Existing Partners as the designees of the Contributors, and the admission of the Existing Partners as Limited Partners of the Partnership; all pursuant to the provisions of that certain "Agreement to Contribute", dated as of December 5, 1997, among the Operating Partnership, Burnham Pacific Properties, Inc. and the Contributors (as amended from time to time, the "Contribution Agreement"), and (ii) to provide for the establishment of two classes of Partnership Interests and related Units (a preferred class thereof and a common class thereof)("Preferred Units" and "Common Units", respectively), each having the respective rights set forth in the Operating Partnership Agreement and this First Amendment.

                                      AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Amendment hereby agree as follows:

          Section 1. Defined Terms. Unless otherwise defined in this First Amendment, the capitalized terms used in this First Amendment shall have the meanings ascribed to such terms in the Contribution Agreement and the Operating Partnership Agreement (as applicable).

          Section 2. Amendment of Operating Partnership Agreement. The Operating Partnership Agreement hereby is amended to provide for the following:

          (a) Contribution. Each Contributor hereby contributes its interest in the Properties owned by it as required pursuant to the Contribution Agreement, and the Operating Partnership hereby accepts such contribution.

          (b)  Admissions and Withdrawals.

               (i) Each Contributor hereby is admitted as a Limited Partner of the Operating Partnership.

               (ii) Immediately thereafter, each Contributor hereby distributes all of its rights under the Contribution Agreement (including, but not limited to, its rights to receive Units, Preferred Units, the Cash Reimbursement Component, Additional Equity Value and Additional Consideration and any portion thereof already deemed to have been received by such Contributor)(collectively, the "Contribution Rights") to its members (HPBA Inc. and HPBA, or HPBA II Inc. and HPBA II, as appropriate) and each Contributor thereupon withdraws as a Limited Partner of the Partnership for all purposes. Simultaneously with such withdrawal, each of such members hereby is admitted as a Limited Partner of the Operating Partnership.

               (iii) Immediately thereafter, each of HPBA Inc. and HPBA II Inc. hereby distributes all of its interest in the Contribution Rights to HPBA and HPBAII, respectively, and each of HPBA Inc. and HPBA II Inc. thereupon withdraws as a Limited Partner of the Operating Partnership for all purposes. Immediately thereafter, each of HPBA and HPBA II hereby distributes all of its interest in the Contribution Rights to its members (Blackacre SMC Holdings, L.P. or its Affiliated designee who is then a member of HPBA ("BSMC") and GSF with respect to HPBA, and Blackacre SMC II Holdings, LLC or its Affiliated designee who is then a member of HPBA II ("BSMCII") and GSFII with respect to HPBA II) and each of HPBA and HBPA II thereupon withdraws as a Limited Partner of the Operating Partnership for all purposes. Simultaneously with such withdrawal, each of BSMC and BSMCII (or their Affiliated designee who is then a member of HPBA and HPBA II), GSF, and GSF II hereby is admitted as a Limited Partner of the Operating Partnership.

               (iv) Immediately thereafter, each of GSF and GSFII hereby distributes all of its interest in the Contribution Rights to its respective members (each of which is listed as an Existing Partner on Exhibit B) and thereupon withdraws as a Limited Partner of the Operating Partnership for all purposes. Simultaneously with such withdrawal, each of such Existing Members hereby is admitted as a Limited Partner of the Operating Partnership.

               (v) Immediately after the foregoing transactions, no Contributor or its direct or indirect owners through any intermediaries who is not an Existing Partner shall be a Partner of the Operating Partnership.

          (c) Contribution Consideration. For convenience, each of the Contributors has directed that the Operating Partnership transfer directly to the Existing Partners all of the Contribution Consideration, Additional Equity Value and Additional Consideration that it is entitled to receive under the Contribution Agreement by reason of its contribution of its Properties to the Operating Partnership hereunder; in each case, such transfers to be made by the Operating Partnership as, when and to the extent required under the Contribution Agreement; provided, however, that despite such direct transfers to the Existing Partners, all of the transactions described above in this Section 2 shall be deemed to have occurred in the order indicated for all purposes and be so treated by all parties.

          (d) Unit Classes. As authorized in Section 4.2.A. of the Operating Partnership Agreement, the General Partner hereby causes the Partnership to issue two classes of Limited Partnership Interest, to be known and designated "Common Units" and "Series 1997-A Preferred Units" respectively (each of which may be divided into subclasses known as "Class A" and "Class B" Common Units or Preferred Units for the limited purposes of and as provided in Sections 4.2.C and 5.1 of the Operating Partnership Agreement).
          All Limited Partner Interests outstanding immediately prior to the first admission of the Contributors as provided in Section 2 of this First Amendment shall be Common Units; and there shall be issued the further number of Common Units to the Contributors and held by the Existing Members (after the distributions, admissions and withdrawals described in said Section 2) as determined pursuant to the Contribution Agreement and as evidenced by amendments to Exhibit A to the Operating Partnership Agreement from time to time.
           There shall also be issued as a part of the consideration provided for under the Contribution Agreement to the Contributors and held by the Existing Members (after the distributions, admissions and withdrawals described in said Section
          2) 2,000,000 Series 1997-A Convertible Preferred Units. To the extent that the General Partner issues not more than 2,800,000 shares of its Series 1997-A Convertible Preferred Stock pursuant to a Stock Purchase Agreement dated as of December 5, 1997 among the General Partner, the Operating Partnership and Westbrook Partners, L.L.C. (the "Preferred Stock Purchase Agreement"), the Partnership shall, consistent with the terms of the proviso to the first sentence of Section 4.2.A of the Operating Partnership Agreement, issue to the General Partner a like number (up to 2,800,000) of Series 1997-A Preferred Units. The respective rights of the Series 1997-A Preferred Units and of the Common Units are set forth on Exhibit C hereto.

          (e) Reconstitution, Continued Effect. The Operating Partnership hereby is reconstituted and the business of the Operating Partnership hereby is continued pursuant to the Operating Partnership Agreement, as the same has been amended by this First Amendment. Except as amended by this First Amendment, the Operating Partnership Agreement shall continue in full force and effect. In the event of a conflict between the provisions of this First Amendment and the provisions of the Operating Partnership Agreement, the provisions of this First Amendment shall control.

          (f) Interpretation. This First Amendment shall be deemed to be a part of the Operating Partnership Agreement for all purposes, including, without limitation, the general provisions of Article 15 (accordingly, counterpart execution of this First Amendment is permitted)

          Section 3. Confirmations. The General Partner hereby confirms that all consents or approvals required to be obtained under the Operating Partnership Agreement to the foregoing transactions have occurred, and that the UPREIT Transaction has occurred to the extent that the Operating Partnership and its Subsidiaries have legal or beneficial ownership of at least 60% by value of the assets owned by the General Partner (other than its interest in the Operating Partnership) and by its Subsidiaries (including the Operating Partnership) immediately prior to the effectiveness of this First Amendment.

          Section 4. Reallocation Amount. The Contributors shall, notwithstanding anything in this Agreement to the contrary, have the right at any time prior to the transfer of the Contribution Consideration to the Existing Partners, to specify a portion of the Cash Reimbursement Component thereof (the "Reallocation Amount") that shall be paid to HPBA and HPBA II (instead of paying all of the Cash Reimbursement Component to the Existing Partners) so as to fund expenses of HPBA, HPBA II, HPBA Inc., HPBA II Inc. and the Contributors. Notwithstanding the provisions of Section 2(b) of this First Amendment, the Reallocation Amount (if any) shall be deemed to have been paid to the Contributors, thereupon distributed by them to HPBA Inc., HPBA II Inc., HPBA and HPBA II (in proportion to their respective shares of the entire Cash Reimbursement Component otherwise payable to them) and the portions thereof so deemed distributed to HPBA Inc. and HPBA II Inc. thereupon being distributed from HPBA Inc. and HPBA II Inc. to HPBA and HPBA II respectively (in lieu of further distributions thereof being deemed to have occurred from HPBA and HPBA II to the members of HPBA and HPBA II).

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year first above written.


                      [SIGNATURE PAGES TO FOLLOW]

               GENERAL PARTNER:

                              BURNHAM PACIFIC PROPERTIES, INC.


                              By: /s/ Daniel B. Platt
                                 ------------------------------
                              Name:  Daniel B. Platt
                              Title: Chief Financial Officer

               CONTINUING LIMITED PARTNER:

                              BURNHAM PACIFIC L.P., INC.


                              By: /s/ Daniel B. Platt
                                 -------------------------------
                              Name:  Daniel B. Platt
                              Title: Chief Financial Officer



                         [SIGNATURES CONTINUED]

               CONTRIBUTORS:

                         HPBA - Benicia Associates, L.L.C.,
                         HPBA - Madera Associates, L.L.C.,
                         HPBA - Castro Associates, L.L.C.,
                         HPBA - Redondo Beach Associates, L.L.C.,
                         HPBA - Suisun Associates, L.L.C.,
                         HPBA - Duarte Associates, L.L.C.,
                         HPBA - Sacramento Associates, L.L.C.,
                         HPBA - Westminster Associates, L.L.C.,
                         Delaware limited liability companies
                         By:  HPBA, LLC, a Delaware limited liability
                                company, Managing Member
                              By: GSF Associates, L.L.C., a Delaware
                                       limited liability company, manager
                                       member
                                  By: MJL Associates, a California
                                             Limited Partnership, its
                                            managing member
                                      By: MJL Investments, Inc., a
                                                   California
                                                   corporation, its
                                                   general partner

                                           By: /s/ Steven A. Berlinger
                                             -----------------------------
                                              Name:  Steven A. Berlinger
                                              Title: Vice President

                         HPBA II - AC Sacramento Associates, L.L.C.,
                         HPBA II - Bell Gardens Associates, L.L.C.,
                         HPBA II - Bellflower Associates, L.L.C.,
                         HPBA II - Fremont Associates, L.L.C.,
                         HPBA II - Menifee Associates, L.L.C.,
                         HPBA II - Placerville Associates, L.L.C.,
                         HPBA II - San Jose Associates, L.L.C.,
                         HPBA II - San Marcos Associates, L.L.C.,
                         HPBA II - Santa Rosa Associates, L.L.C.,
                         HPBA II - Shasta Associates, L.L.C.,
                         HPBA II - SHP Sacramento Associates, L.L.C.,
                         HPBA II - Vacaville Associates, L.L.C.,
                         Delaware limited liability companies
                         By:  HPBA II, LLC, a Delaware limited liability
                               company, its managing member

                         By:  GSF II Associates, L.L.C., a Delaware
                               limited liability company, its
                               managing member

                              By:  MJL Associates, a California
                                   Limited Partnership, its
                                   managing member
                                   By:  MJL Investments, Inc., a
                                           California
                                           corporation, its
                                           general partner

                                           By: /s/ Steven A. Berlinger
                                             -----------------------------
                                             Name:  Steven A. Berlinger
                                             Title: Vice President

               INTERVENING AND WITHDRAWING PARTNERS:

                                 HPBA, INC.

                                     By: /s/ Jack L. Mahoney
                                       -----------------------------------
                                       Name:  Jack L. Mahoney
                                       Title: President


                                 HPBA II INC.

                                     By: /s/ Jack L. Mahoney
                                       -----------------------------------
                                       Name:  Jack L. Mahoney
                                       Title: President


                                                  HPBA, LLC

                                 By: GSF Associates, L.L.C, a Delaware
                                      limited liability company, its
                                      managing member

                                      By: MJL Associates, a California
                          Limited Partnership, its managing member

                                          By: MJL Investments, Inc., a
                         California corporation, its General Partner

                                            By: /s/ Steven A. Berlinger
                                               ---------------------------
                                               Name:  Steven A. Berlinger
                                               Title: Vice President

                                      HPBA II, LLC

                       By: GSF II Associates, L.L.C., a Delaware limited
                                              liability company, its
                                              managing member

                           By: MJL Associates, a California Limited
               Partnership, its managing member

                              By: MJL Investments, Inc., a California
                corporation, its General Partner

                                       By: /s/ Steven A. Berlinger
                                          --------------------------------
                                          Name:  Steven A. Berlinger
                                          Title: Vice President


                         GSF ASSOCIATES, L.L.C.

                         By:  MJL Associates, a California Limited
                                              Partnership, its
                                              managing member

                              By: MJL Investments, Inc., a California
               corporation, its General Partner

                                       By: /s/ Steven A. Berlinger
                                          --------------------------------
                                          Name:  Steven A. Berlinger
                                          Title: Vice President


                                        GSF II ASSOCIATES, L.L.C., a
                                        Delaware limited liability
                                        company

                         By:  MJL Associates, a California Limited
                                            Partnership, its
                                            managing member

                              By: MJL Investments, Inc., a California
               corporation, its General Partner

                                       By: /s/ Steven A. Berlinger
                                          --------------------------------
                                          Name:  Steven A. Berlinger
                                          Title: Vice President

                         [SIGNATURES CONTINUED]

                         EXISTING PARTNERS:

                         MJL Associates, a California Limited
                         Partnership

                         By:  MJL Investments, Inc., a California
                                corporation, as General Partner


                             By: /s/ Steven A. Berlinger
                                -------------------------------------
                                Name:  Steven A. Berlinger
                                Title: Vice President


                         /s/ Eugene S. Rosenfeld
                         --------------------------------------------
                         Eugene S. Rosenfeld

                         /s/ Steven A. Berlinger
                         -------------------------------------------------
                         Steven A. Berlinger


                         /s/ Jack L. Mahoney
                         -------------------------------------------------
                         Jack L. Mahoney


                         /s/ Mark H. Cassidy
                         -------------------------------------------------
                         Mark H. Cassidy


                         SAB ASSOCIATES, A CALIFORNIA LIMITED
                         PARTNERSHIP

                         By: SAB Investments, Inc., a California
                         corporation, as general partner


                            By: /s/ Steven A. Berlinger
                              --------------------------------------------
                              Name:  Steven A. Berlinger
                              Title: President

                         BLACKACRE SMC MASTER
                         HOLDINGS, LLC

                         By:  Blackacre SMC Holdings, L.P., its
                              managing member

                              By:  Blackacre Capital Group, L.P., its
                                      general partner

                              By:  Blackacre Capital Management Corp.,
                                    its general partner

                                   By: /s/ Jeffrey B. Citrin
                                      ------------------------------------
                                      Name:  Jeffrey B. Citrin
                                      Title: Co-President

                         By:  Blackacre SMC II Holdings, LLC, its
                              managing member

                              By:  Blackacre Capital Group, L.P., its
                                        managing member

                              By:  Blackacre Capital Management
                                        Corp., its general partner

                                   By: /s/ Jeffrey B. Citrin
                                      ------------------------------------
                                      Name:  Jeffrey B. Citrin
                                      Title: Co-President

                         WESTBROOK BURNHAM HOLDINGS, L.L.C.



                         By: /s/ Keith Gelb
                           --------------------------------
                            Authorized Signatory



                         WESTBROOK BURNHAM CO-HOLDINGS,
                            L.L.C.

                         By: /s/ Keith Gelb
                           ---------------------------------
                            Authorized Signatory


           [END OF SIGNATURES; EXHIBITS FOLLOW]